January 2018 Key West, Florida Pier House Property Tour

Property Tour Agenda 2 Pier House Overview Location Financial Highlights Hurricane Irma Impact Upcoming Renovations Property Photography

Property Tour • 142 Luxury Waterfront Rooms and Suites, most with Private Balconies • Private White Sand Beach • Heated Outdoor Pool with Ocean View • Personalized Concierge Services for Activities, Adventures, and Excursions • Self-parking for $20 a night and Tesla car charging stations • Located just 4 miles from Key West International Airport Overview 3 • Only Full-Service Spa in Key West • Massage, Body Treatments, Facials, Manicures and a Steam Room • Health Club and Fitness Center with Sauna and Hot Tubs • 2,600 sq. ft. Conference Center with Audiovisual • Free Wi-Fi • Event Catering • Beach Ceremonies and Receptions Highlights The Spa At Pier House Weddings & Events

Location

Pier House Resort is located in the famous Duval St area immediately adjacent to many outstanding restaurants, bars, shops and attractions, while having magnificent water views



Wisteria Island
Fleming Key Cut
US Coast Guard Sector Key West
Pier House Resort & Spa
Mallory Square
Cypress House Hotel in Key West
Mel Fisher Maritime Museum
Truman Little White House
The Gardens Hotel
The Ernest Hemingway Home and Museum
Orchid Key Inn
La Te Da
Southernmost Beach Resort
Casa Marina Key West, A Waldorf Astoria Resort
Southernmost Point
Fort Zachary Taylor
Whitehead Spit
Edward B. Knight Pier
Parrot Key Hotel and Resort
Overseas Market
Trumbo Point
Garrison Bight
Palm Ave
Palm Avenue Causeway
Truman Ave
Whitehead St
White St
1st Ave
Flagler Ave
Key West
KEY WEST HIGH SCHOOL
Sheraton Suites Key West
Duval St.
Google

Demand Generators Within 2,000ft

- ✓ Sunset Celebration at Mallory Square - 2 blocks
- ✓ Key West Aquarium - 2 blocks
- ✓ Sloppy Joe's - 2 blocks
- ✓ Hog's Breath Saloon - 2 blocks
- ✓ Red Barn Theatre - 3 blocks
- ✓ Mel Fisher Maritime Museum - 3 blocks
- ✓ Danger Charters - 3 blocks

Demand Generators Within 1 Mile

- ✓ Key West Lighthouse - Less than 1 mile
- ✓ Ernest Hemingway Home and Museum - Less than 1 mile
- ✓ Fort Jefferson and Dry Tortugas National Park Ferry Dock - Less than 1 mile
- ✓ Fury Water Sports - 1 mile
- ✓ Waterfront Playhouse - 1 mile
- ✓ Rick's Bar - 1 mile
- ✓ Conch Tour Train - 1 mile
- ✓ Sunset Watersports - 1 mile
- ✓ Audubon House and Tropical Gardens - 1 mile
- ✓ Key West Shipwreck Treasure Museum - 1 mile
- ✓ Ripley's Believe it or Not - 1 mile
- ✓ Key West Museum of Art & History at the Custom House- 1 mile
- ✓ Fort Zachary Taylor Historic State Park - 1 mile

Property Tour

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Property Tour 5 Acquired in May 2013 at a going-in cap rate of 6.2%, compared to 10.0% TTM cap rate1 as of Q3 2017 2015 2.1% 648 86% RPI GROWTH EBITDA MARGIN INCREASE (BPS) EBITDA FLOW-THROUGH 2016 4.0% 405 206% RPI GROWTH EBITDA MARGIN INCREASE (BPS) EBITDA FLOW-THROUGH YTD September 2017 0.1% 91 73% RPI GROWTH EBITDA MARGIN INCREASE (BPS) EBITDA FLOW-THROUGH Financial Highlights – Pier House Resort $2,854 $3,224 $3,385 $3,383 $1,773 $2,104 $2,185 $2,469 $1,116 $1,316 $1,480 $999 $2,020 $2,157 $2,242 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% $0 $2,000 $4,000 $6,000 $8,000 $10,000 2014 2015 2016 2017 Q1 Q2 Q3 Q4 NOI Yield 3 Quarterly NOI and NOI Yield2 Implemented Strategies  Eliminated $1.5mm in expenses through cost cutting initiatives  Realized synergies with other Remington-managed Key West assets  Saved $385,000 in insurance expense by adding to Ashford program  Realized approximately $350,000 in annualized incremental parking revenue Remington has demonstrated the ability to achieve considerable upside especially when replacing a small, owner/operator 1. Cap rate is based on purchase price 2. NOI yield based on gross book value 3. 2017 represents TTM NOI Yield as of Q3

Property Tour 6 Financial Highlights – Pier House Resort Continued 25.0% 30.0% 35.0% 40.0% 45.0% 2012 2013 2014 2015 2016 2017 Nov YTD EBITDA MARGIN EBITDA Margin Has Increased Since Acquisition $250 $275 $300 $325 $350 $375 2012 2013 2014 2015 2016 2017 Nov YTD RevPAR RevPAR Has Increased Since Acquisition • EBITDA margins have increased from 29.6% to 43.5% (Nov 2017 YTD) • RevPAR has increased from $275 to $332 (Nov 2017 YTD) Note: RevPAR was negatively affected by Hurricane Irma in 2017

Property Tour 7 Upcoming Renovations • Garden building renovation (18 rooms) • Presidential Suite renovation • Spa building guestrooms (22 rooms) 8/31/ 2018 – 9/20/2018 8/31/ 2018 – 10/15/2018 8/31/ 2018 – 9/30/2018 Project Description Renovation Timeline $ 950,000 $ 80,000 $ 772,000 Renovation Budget

Property Tour 8 Property Photography

Property Tour 9 Property Photography

Property Tour 10 Property Photography

Property Tour 11 Property Photography

Property Tour 12 Irma Impact All Ashford Prime hotels have comprehensive property, casualty, flood and business interruption insurance. Approximately 40 rooms impacted by hurricane Irma, most were quickly restored Moderate damage to boardwalk and beach Presidential Suite sustained water damage; • seized opportunity to redesign & remodel • Out of service temporarily to facilitate and drive RevPAR increase Hotel never closed and worked closely with sister property La Concha to house guests and quickly remediate damage About $2.0MM – $3.0MM of property damage

January 2018 Key West, Florida Pier House Property Tour